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                                                                    EXHIBIT 10.1





                                AMENDMENT NO. 1

                          Dated as of August 20, 1996

                                       to


                              AGREEMENT FOR LEASE

                           Dated as of June 29, 1995

                                    between

                 Trinidad Ammonia Company, Limited Partnership

                                                     as Owner

                                      and

                           Arcadian Fertilizer, L.P.

                                                     as Agent





       This Amendment has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. 2. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Amendment may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.
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              Amendment No. 1 dated as of August 20, 1996 to Agreement for
Lease ("Amendment No. 1"), dated as of June 29, 1995, between Trinidad Ammonia Company, Limited Partnership, a Delaware limited partnership ("Owner"), and Arcadian Fertilizer, L.P., a Delaware limited partnership ("Agent"), amending the Agreement for Lease referred to below.

              WHEREAS, Owner and Agent have heretofore entered into an Agreement for Lease, dated as of June 29, 1995 (the "Agreement for Lease"); and

              WHEREAS, Owner and Agent wish to amend the Agreement for Lease as hereinafter provided;

              NOW, THEREFORE, Owner and Agent hereby agree that the Agreement for Lease is amended as follows:

              1. The definition of "Unit Budget" in subsection 1.1 of the Agreement for Lease is amended to delete the amount "$75,000,000" and to replace such amount with the amount "$79,500,000".

              2. Subsection 2.2 of the Agreement for Lease is amended to delete the amount "$75,000,000" and to replace such amount with the amount "$79,500,000".

              3. This Amendment No. 1 may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 1.

              4. This Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

              5. Except as provided herein, all provisions, terms and conditions of the Agreement for Lease shall remain in full force and effect.
As amended hereby, the Agreement for Lease is ratified and confirmed in all respects.
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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to be duly executed as of the date first above written.


                       Trinidad Ammonia Company, Limited Partnership
                            By Trinidad Ammonia Capital, Inc.,
                                 its General Partner


                       By: /s/ THOMAS W. WIDENER
                          -------------------------------------
                          Name: THOMAS W. WIDENER
                          Title: VICE PRESIDENT
                                 SECRETARY AND TREASURER



                       Arcadian Fertilizer, L.P.
                          By Arcadian Corporation, its General Partner

                       By: /s/ JOHN H. GHEENS
                          -------------------------------------
                          Name:  JOHN H. GHEENS
                          Title: TREASURER





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